                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 23, 1998


                            ALCAN ALUMINIUM LIMITED
             (Exact name of registrant as specified in its charter)


           Canada                   1-3677              Inapplicable
           ------                   ------              ------------
  (state or other juris-         (Commission          (I.R.S. Employer
 diction of incorporation)       File Number)       (Identification No.)

         1188 Sherbrooke Street West, Montreal, Quebec, Canada  H3A 3G2
         --------------------------------------------------------------
        (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (514) 848-8000
                                                    --------------


       ----------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.   Financial Statements, Pro Forma Financial Statements
          and Exhibits.

          (c)  Exhibits.

          1. Underwriting Agreement dated October 23, 1998 among Alcan Aluminium Limited, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc.

          2.1  Form of 6.25% Debenture Due 2008

          2.2  Form of 7.25% Debenture Due 2028

          12.  Statement re: computation of ratios


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALCAN ALUMINIUM LIMITED


                                        By:  /s/ SURESH THADHANI
                                        ------------------------
                                        Suresh Thadhani
                                        Executive Vice President and
                                        Chief Financial Officer



Dated: October 28, 1998
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                                 EXHIBIT INDEX

Exhibit No.                           Description
-----------                           -----------

   1.     Underwriting Agreement dated October 23, 1998 among Alcan Aluminium
          Limited, Morgan Stanley & Co. Incorporated, Credit Suisse First Boston
          Corporation and J.P. Morgan Securities Inc.

   2.1    Form of 6.25% Debenture Due 2008

   2.2    Form of 7.25% Debenture Due 2028

   12.    Statement re: computation of ratios